Exhibit 99.1

SHAP 2018-1, LLC CFMT 2020-AB1 Due Diligence Review

September 4, 2020

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2020 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

SHAP 2018-1 LLC, CFMT 2020-AB1 ABS Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1057 Home Equity Conversion Mortgage loans (“HECMs” and the “Securitization Population”) owned by SHAP 2018-1, LLC (“SHAP” or “Client”). Sample selections from the Securitization Population were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 1,214 HECMs to 1,057 HECMs after sample selections were made and due diligence commenced. The one hundred fifty-seven (157) drops were requested by SHAP 2018-1, LLC. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

The Securitization Population is sub-serviced by Compu-Link Corporation dba Celink (“Celink”) or Reverse Mortgage Solutions (“RMS”). The due diligence review performed on the Securitization Population included a review of documentation and images provided by the sub-servicers, documentation and images from a prior sub-servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance as of July 31, 2020 (the “Cut-off Date”). It also included title and lien searches on the Securitization Population. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below. Exceptions identified within the procedures below reflect HECMs remaining in the Securitization Population as of the date of this report.

Procedures

1.	Obtain a data tape from SHAP with respect to the Securitization Population, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate
•	Current UPB
•	Current Interest Rate
•	Loan Status
•	Borrower 1 First Name
•	Borrower 1 Last Name
•	Borrower 1 DOB
•	Borrower 2 First Name
•	Borrower 2 Last Name
•	Borrower 2 DOB
•	Current Life Expectancy Set-Aside Amount
•	Property City
•	Property State
•	Property Zip
•	Property Unit Count
•	Property Type

AMC was provided direct access to each sub-servicer’s servicing system to review the data elements in the sub-servicing system of record.

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SHAP 2018-1 LLC, CFMT 2020-AB1 Due Diligence

MIP Rate

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were three (3) exceptions identified.

Current Interest Rate

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were thirty-five (35) exceptions originally identified. All but five (5) of the exceptions were cleared when SHAP provided an updated data tape. Five (5) exceptions remained.

Loan Status

From a sample of 337 HECMs, AMC reviewed the servicing system screenshot or servicing system and compared the loan status represented in the screen shot or servicing system as of the Cut-off Date to the loan status represented in the data tape. There were no exceptions noted.

Borrower 1 First Name

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 First Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 1 Last Name

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 Last Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 1 DOB

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 Date of Birth (“DOB”) represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There was one (1) exception identified.

Borrower 2 First Name

From a sample of 337 HECMs, AMC identified 160 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 160 HECMs and compared the Borrower 2 First Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There was one (1) exception identified.

Borrower 2 Last Name

From a sample of 337 HECMs, AMC identified 160 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 160 HECMs and compared the Borrower 2 Last Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There was one (1) exception identified.

Borrower 2 DOB

From a sample of 337 HECMs, AMC identified 160 HECMs with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 160 HECMs and compared the Borrower 2 Date of Birth (“DOB”) represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There was one (1) exception identified.

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Current Life Expectancy Set-Aside Amount

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Life Expectancy Set-Aside Amount represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property City

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property City represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property State

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property State represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property Zip

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Zip represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were four (4) exceptions identified.

Property Unit Count

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Unit Count represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were fifty-four (54) exceptions identified, fifty (50) of which were instances where the servicing system did not provide a unit count.

Property Type

From a sample of 337 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Property Type represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There was one (1) exception identified.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount
•	Original Note Rate
•	Margin (on adjustable rate loans)
•	Index (on adjustable rate loans)
•	Debenture Rate
•	Closing Date
•	FHA Case Number

Max Claim Amount

From a sample of 337 HECMs, AMC reviewed HERMIT screen shots or FHA Loan Summary reports from the sub-servicers and compared the Max Claim Amount represented in the document to the data tape provided by SHAP. SHAP and the sub-servicer were unable to provide supporting documentation on one (1) HECM. There was one (1) other exception identified.

Original Note Rate

From a sample of 337 HECMs, AMC reviewed the original Note. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by SHAP. There were seven (7) HECMs for which the Note could not be provided to confirm the Note Rate per the data tape. There were four (4) other exceptions identified.

Margin (on adjustable rate HECMs)

From a sample of 337 HECMs, AMC identified 120 HECMs with adjustable rate features. AMC reviewed the Original Note retrieved from sub-servicer’s servicing systems for the 120 HECMs. AMC compared the Margin represented in the Note to the Margin represented in the data tape provided by SHAP. There was one (1) loan for which the Note could not be provided to confirm the Margin per the data tape. No other exceptions were identified.

Index (on adjustable rate HECMs)

From a sample of 337 HECMs, AMC identified 120 HECMs with adjustable rate features. AMC reviewed the Original Note retrieved from Celink’s servicing systems for the 120 HECMs. AMC compared the Index represented in the Note to the Index represented in the data tape provided by SHAP. There was one (1) loan for which the Note could not be provided to confirm the Margin per the data tape. No other exceptions were identified.

Debenture Rate

From a sample of 337 HECMs, AMC reviewed HERMIT screen shots or FHA Loan Summary reports from the sub-servicers to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the data tape. SHAP and the sub-servicers were unable to provide supporting documentation on four (4) HECMs. There were no other exceptions noted.

Closing Date

From a sample of 337 HECMs, AMC reviewed HERMIT screen shots, FHA Loan Summary reports, or HUD settlement documents from the sub-servicers to determine the closing date recognized by HUD and compared the date to the data tape. SHAP and the sub-servicers were unable to provide supporting documentation on five (5) HECMs. There were no other exceptions noted.

FHA Case Number

From a sample of 337 HECMs, AMC reviewed HERMIT screen shots or FHA Loan Summary reports and compared the FHA Case Number to the data tape provided by SHAP. SHAP and the sub-servicers were unable to provide supporting documentation on one (1) HECM. There were no other exceptions noted.

2.	Obtain and review FHA reporting from SHAP and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1057 assets in the Securitization Population. On September 1, 2020, AMC observed RMS via webcast retrieve an Excel export report of all SHAP loans it services within the HERMIT system which included current endorsement status. While under continued observation, RMS removed the loans not included in the Securitization Population from the Excel export report. RMS then saved and transmitted the report directly to AMC for review. Celink provided screen shots from the HERMIT system or FHA Loan Summary reports to support the endorsement status. RMS and Celink were unable to provide supporting documentation on two hundred twenty-seven (227) HECMs. SHAP and its sub-servicers indicated of the two hundred twenty-seven (227) HECMs, one (1) had been paid-in-full and two hundred twenty-six (226) loans had been assigned to HUD. AMC confirmed the paid-in-full event in the servicing system. No additional verification was provided for the HECMs reported as assigned to HUD. There were no other exceptions noted.

3.	Obtain a data tape from SHAP with respect to the Securitization Population, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system.

From a sample of 337 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. AMC identified thirty-six (36) variances where no proof of age was provided in the imaged loan file or the documentation provided was illegible. There were no other exceptions noted.

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At SHAP 2018-1, LLC’s request, a social security number search was run via Lexis Nexis to verify the primary borrower’s birthdate. Thirty-three (33) of the HECMs with exceptions identified had dates of birth and loan eligibility subsequently confirmed through the search.

4.	Identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if occupancy certifications were received between 7/31/19 – 7/31/20 and compare that outcome to the representation on the data tape.

From a sample of 337 HECMs in the Securitization Population, AMC reviewed the imaged file to determine if a borrower occupancy certification had been received during the time period noted and compared the outcome to the data tape. AMC identified twenty-two (22) instances where the documentation in the imaged file was found to have a variance compared to the data tape. All but six (6) of the exceptions were cleared when SHAP provided an updated data tape. Six (6) exceptions remained.

5.	Identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if each selected loan included the following loan documents:
a.	1004 Appraisal
b.	1009 Application
c.	1st Note
d.	1st Security Instrument
e.	2nd Note
f.	2nd Security Instrument
g.	Addendum to URLA (HUD -92900-A)
h.	HUD-1
i.	Loan Agreement
j.	Payment Plan
k.	Schedule of Closing Costs
l.	Final Title Policy

From a sample of 337 HECMs in the Securitization Population, AMC reviewed the imaged file to determine if documents were present and executed (where applicable). AMC’s summary of document findings is below.

Document Name	Tested Securitization Population	# of Exceptions in Sample Population	% of Sample HECM Population with Exceptions
a. Appraisal	337	13	3.86%
b. 1009 Application	337	19	5.64%
c. Senior Lien Note	337	16	4.75%
d. Senior Lien Security Instrument	337	11	3.26%
e. Second Lien Note	337	19	5.64%
f. Second Lien Security Instrument	337	13	3.86%
g. Addendum to URLA (HUD -92900-A)	337	46	13.65%
h. HUD-1	337	9	2.67%
i. Loan Agreement	337	11	3.26%
j. Payment Plan	337	5	1.48%
k. Schedule of Closing Costs	337	4	1.19%
l. Final Title Policy	337	42	12.469%

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SHAP 2018-1, LLC has stated that it expects to retrieve any applicable Security Instruments, Senior Lien Note, Second Lien Note, and Final Title Policies from county recorder offices or from its document custodian by the time they may be required for future servicing administration or HUD assignment; however, this will not be included in AMC’s due diligence review and AMC does not make an representations or provide any warranties that such document retrieval will be successful.

title REVIEW results SUMMARY

As requested by the Client, an AMC Title Diligence Review and/or Black Knight lien search was included in AMC’s scope of review on all 1,057 HECMs in the Securitization Population. 345 HECMs received an AMC Title Diligence Review utilizing a current owner’s title search and supporting materials provided by the Client. 712 HECMs received a Black Knight Lien Alert report.

SUMMARY (1057 HECMs)

AMC Diligence Title Review Summary (345 HECMs)

To facilitate the title review on the HECMs, the Client provided AMC with identifying data on 345 HECMs. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

There were 23 HECMs that were determined to have critical findings based on the scope of reviews set forth herein.  Each of these 23 HECMs that had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans had the senior encumbrance cited on Schedule B of the related title policy.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 325 HECMs.

BLACK KNIGHT SUMMARY (712 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 712 HECMs and a Black Knight Lien Alert was obtained for these assets.  The title evidence obtained indicated that there were no critical exceptions related to lien position on these 712 mortgage loans.

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